Exhibit 99.1

Harvest Health & Recreation Inc. Reports

Second Quarter 2021 Financial Results

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Second quarter revenue was $102.5 million, up 84% from the second quarter 2020 and 15% sequentially
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Second quarter net loss before non-controlling interest was $19.2 million, compared to $23.0 million in the first quarter 2021
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Adjusted EBITDA was $28.0 million in the second quarter, compared to $26.9 million in the first quarter 2021
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2021 revenue target of at least $400 million maintained

PHOENIX, August 10, 2021 -- Harvest Health &Recreation Inc. (“Harvest” or the “Company”) (CSE: HARV, OTCQX: HRVSF), a vertically integrated cannabis company and multi-state operator in the U.S., today reported its financial and operating results for the second quarter 2021. All financial information is provided in U.S. dollars unless otherwise indicated.

Second Quarter 2021 Financial Results

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Total revenue in the second quarter was $102.5 million, an increase of 84% from $55.7 million in the second quarter of 2020, and up 15% compared to $88.8 million in the first quarter of 2021.
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Gross profit in the second quarter was $52.3 million, compared to $23.4 million in the second quarter of 2020, and $47.9 million in the first quarter of 2021.
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Gross profit margin in the second quarter was 51.0%, compared to 42.1% in the second quarter of 2020 and 53.9% in the first quarter of 2021.
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Net loss before non-controlling interest was $19.2 million for the second quarter, compared to $23.0 million in the first quarter of 2021.
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Adjusted EBITDA in the second quarter was $28.0 million, compared to $26.9 million in the first quarter of 2021.

Please see the supplemental information regarding the use of Non-GAAP Financial Measures, and a reconciliation of Non-GAAP Financial Measures.

Second Quarter 2021 Business Highlights

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On May 10, 2021, Trulieve announced its planned acquisition of Harvest. Each Harvest shareholder is expected to receive 0.1170 shares of Trulieve for each Harvest share, representing total consideration of approximately $2.1 billion and a 34% premium to the May 7, 2021 closing price of the Harvest shares.
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On May 7, 2021, Harvest announced that a settlement was reached regarding the grower/processor permittee AGRiMED Industries of PA, LLC.
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Harvest opened four new medical retail dispensaries in Florida in Lehigh Acres, North Miami Beach, Olympia Heights, and West Palm Beach and one new medical retail dispensary in York, Pennsylvania.
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As of June 30, 2021, Harvest owned, operated, or managed 42 retail locations in five states, including 15 open dispensaries in Arizona.

Recent Developments

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In July, Harvest announced the conversion of the exercise price of select warrants to U.S. dollars and the acceleration of the expiry date of warrants issued in October 2020.
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On July 12, 2021, Harvest filed a definitive proxy statement with the Securities and Exchange Commission and SEDAR for its annual and special shareholder meeting to be held on August 11, 2021.
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On July 15, 2021, Harvest announced the divestiture of cultivation and processing assets in Utah for an immaterial amount of cash.
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Harvest opened one new medical retail dispensary on July 15th in South Miami Beach, Florida.
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Harvest opened one new dispensary serving medical patients and adult use customers on August 6th in Mesa, Arizona.
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As of August 10, 2021, Harvest owned, operated, or managed 44 retail locations in five states, including 16 open dispensaries in Arizona.

Outlook

Harvest is maintaining its full year 2021 revenue target of at least $400 million. Reported gross margins are expected to be at or above 50% and will likely continue to fluctuate from quarter to quarter.

Management Commentary

“Our second quarter results demonstrate continued momentum as Harvest builds scale and expands in its core markets” said Chief Executive Officer Steve White. “We are focused on our key operational and financial priorities in 2021 as we work toward closing the pending acquisition by Trulieve.”

Conference Call & Webcast

Harvest Health and Recreation Inc. will host a conference call and audio webcast with Chief Executive Officer Steve White, Tuesday August 10, 2021 at 5:00 PM Eastern Time.

Registration for this event is required. Please use this link to register:

http://www.directeventreg.com/registration/event/5996545

Following registration, an email confirmation will be sent including dial in details and unique conference call codes. Registration will remain open during the call however we recommend advance registration to access the event.

Second quarter results will be available at:

https://investor.harvesthoc.com/financials/default.aspx

The live conference call webcast and replay will be available at:

https://investor.harvesthoc.com/financials/default.aspx

HARVEST HEALTH & RECREATION INC.

Consolidated Balance Sheets

(Amounts expressed in thousands of United States dollars, except share data)

	June 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$71,064	$78,055
Restricted cash	3,000	4,542
Accounts receivable, net	8,788	5,051
Notes receivable, current portion	9,593	21,556
Related party notes receivable, current portion	10,276	10,052
Inventory, net	44,608	36,862
Other current assets	8,125	5,280
Total current assets	155,454	161,398
Notes receivable, net of current portion	10,516	18,211
Property, plant and equipment, net	179,182	176,827
Right-of-use assets for operating leases, net	113,395	60,843
Related party right-of-use assets for operating leases, net	5,541	5,621
Intangible assets, net	272,083	272,118
Corporate investments	40,924	19,091
Acquisition deposits	50	50
Goodwill	115,541	116,041
Assets held for sale	3,689	6,585
Other assets	19,672	19,850
TOTAL ASSETS	$916,047	$856,635
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Current liabilities:
Accounts payable	$7,988	$10,755
Other current liabilities	30,434	28,896
Contingent consideration, current portion	10,398	17,985
Income tax payable	10,642	17,504
Operating lease liability, current portion	1,910	2,906
Related party operating lease liability, current portion	150	135
Notes payable, current portion	134,394	20,910
Total current liabilities	195,916	99,091
Notes payable, net of current portion	144,248	244,066
Warrant liability	3,438	20,908
Operating lease liability, net of current portion	112,731	58,637
Related party operating lease liability, net of current portion	5,518	5,595
Deferred tax liability	53,082	53,082
Total liabilities associated with assets held for sale	28	718
Other long-term liabilities	11	63
TOTAL LIABILITIES	514,972	482,160
STOCKHOLDERS' EQUITY
Capital stock	736,901	667,248
Accumulated deficit	(336,234)	(293,607)
Stockholders' equity attributed to Harvest Health & Recreation Inc.	400,667	373,641
Non-controlling interest	408	834
TOTAL STOCKHOLDERS' EQUITY	401,075	374,475
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$916,047	$856,635

HARVEST HEALTH & RECREATION INC.

Consolidated Statements of Operations

(Amounts expressed in thousands of United States dollars, except share and per share data)

	For the three months ended June 30,
	2021	2020
Revenue, net of discounts	$102,463	$55,661
Cost of goods sold	(50,201)	(32,246)
Gross profit	52,262	23,415
Expenses
General and administrative	33,126	26,940
General and administrative, related party operating lease expense	201	200
Sales and marketing	1,224	1,248
Share-based compensation	3,741	3,276
Depreciation and amortization	2,641	725
Total expenses	40,933	32,389
Operating income (loss)	11,329	(8,974)
Other (expense) income
Loss on sale of assets	(21)	(2,783)
Other income	269	1,205
Fair value of liability adjustment	(8,353)	(1,497)
Fair value of contingent consideration	(4,500)	—
Foreign currency gain	17	30
Interest expense	(9,182)	(9,169)
Contract asset impairment	—	(2,420)
Loss before taxes and non-controlling interest	(10,441)	(23,608)
Income taxes	(6,834)	(1,132)
Net loss from continuing operations before non-controlling interest	(17,275)	(24,740)
Net loss from discontinued operations, net of tax	(1,954)	(905)
Net loss before non-controlling interest	(19,229)	(25,645)
Net income attributed to non-controlling interest	(276)	(1,929)
Net loss attributed to Harvest Health & Recreation Inc.	$(19,505)	$(27,574)
Net loss per share - basic and diluted	$(0.04)	$(0.07)
Attributable to Harvest Health and Recreation Inc.	$(0.05)	$(0.07)
Attributable to discontinued operations, net of tax	$(0.00)	$(0.00)
Weighted-average shares outstanding - basic and diluted	413,103,779	364,580,737

Use of Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as defined by the SEC. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are included below. This information should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP. Our management uses adjusted EBITDA to evaluate our operating performance and trends and make planning decisions. Our management believes adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the items that we exclude. Accordingly, we believe that adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by our management in its financial and operational decision-making.

Reconciliation of Non-GAAP Financial Measures

The table below reconciles Net loss to Adjusted EBITDA for the periods indicated.

	For the three months ended June 30,
	2021	2020
Net loss (GAAP) before non-controlling interest	$(19,229)	$(25,645)
Add (deduct) impact of:
Net interest and other financing costs(1)	9,184	9,390
Income tax	6,834	1,132
Amortization and depreciation(2)	3,532	1,803
Loss on sale of assets	21	2,783
Fair value of liability adjustment	8,353	1,497
Fair value of contingent consideration	4,500	—
Other income	(269)	(1,205)
Foreign currency gain	(17)	(30)
Share-based compensation expense	3,741	3,276
Contract asset impairment	—	2,420
Discontinued operations, net of tax	1,954	905
Other expansion expenses (pre-open)	3,371	2,323
Transaction & other special charges	6,047	956
Adjusted EBITDA (non-GAAP)	$28,022	$(395)

(1) Includes less than $0.1 million and $0.2 million of interest reported in cost of sales for the three months ended June 30,

2021 and 2020, respectively

(2) Includes $1.1 million and $0.9 million of depreciation reported in cost of sales for the three months ended June 30,

2021 and 2020, respectively

Forward-looking Statements

This press release contains “forward-looking statements,” within the meaning of United States and Canadian securities laws. Such statements reflect current estimates, expectations and projections about future events and involve risks and uncertainties relating to future events and Harvest’s performance, and actual events may differ materially from these forward looking statements, which may be identified by the use of words such as, “may”, “would”, “could”, “will”, “likely”, “expect”, “anticipate”, “believe, “intend”, “plan”, “forecast”, “project”, “estimate”, “outlook” and other similar expressions. These forward looking statements include, without limitation, including statements regarding Trulieve Cannabis Corp.’s (“Trulieve”) and Harvest’s strategic business combination and the expected terms, timing and closing of the combination, estimates of pro-forma financial information of the combined company, Trulieve’s and Harvest’s expected financial performance for fiscal 2021, the combined operations and prospects of Trulieve and Harvest, the current and projected market and growth opportunities for the combined company and value for shareholders; current and anticipated shareholder demands and litigation in connection with the proposed transaction; our expectations for 2021 financial performance and targeted revenue and gross margin; prospects for revenue growth and profitability in our core markets and in the U.S. cannabis industry generally; our continued growth in retail dispensary openings, same store sales growth, recreational sales in Arizona, and expanded cultivation and manufacturing operations; the development of federal and state cannabis regulatory framework in the United States applicable to multi-state operators, including a delay in, or a failure to, federally decriminalize cannabis in the United States, as well as such frameworks in Harvest’s core markets; adverse changes in the application or enforcement of current laws, including those related to taxation; adverse changes in the public perception of cannabis; the effects of the weather, natural disasters, and health pandemics, including recent renewed resurgence of the novel coronavirus (COVID-19) on customer demand, Harvest’s supply chain as well as its consolidated results of operation, financial position and cash flows; the ability of Harvest to develop Harvest’s brand and meet its growth, revenue and profitability projections and objectives; its ability to generate sufficient cash flow to repay debt obligations and to fund operating expenses and future investment; the ability of Harvest to complete planned acquisitions that are accretive to its revenue; the ability of Harvest to obtain and/or maintain licenses to operate in the jurisdictions in which it operates or in which it expects or plans to operate; changes in general economic, business and political conditions, including changes in the financial markets, and, in particular, the ability of Harvest to raise debt and equity capital in the amounts and at the costs that it expects; the ability to locate and acquire suitable companies, properties or assets necessary to execute on Harvest’s business plans; the ability of Harvest to execute planned store openings and secure cannabis supply at appropriate amounts and cost; fluctuations in the prevailing prices for cannabis and cannabis products in the markets that Harvest operates in and sources supply; its ability to resolve existing and future litigation and arbitrations on acceptable terms; and increasing costs of compliance with extensive government regulation. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this document, those results or developments may not be indicative of results or developments in subsequent periods.

Forward-looking statements involve significant risks, assumptions, uncertainties and other factors that may cause actual future results or anticipated events to differ materially from those expressed or implied in any forward-looking statements. Please see the heading “Risk Factors” in Harvest’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission and in Harvest’s Annual Information Circular, which was filed on SEDAR, both of which were filed on March 30, 2021, and in our Form 10-Q for the quarter ended March 31, 2021, which was filed with the SEC and SEDAR on May 13, 2021, and in all subsequent filings that Harvest makes with the Securities and Exchange Commission and SEDAR, for a discussion of the material risk factors that could cause actual results to differ materially from the forward-looking information. Harvest does not undertake to update any forward-looking statements that are included herein, except in accordance with applicable securities laws.

About Harvest Health & Recreation Inc.

Headquartered in Tempe, Arizona, Harvest Health & Recreation Inc. is a vertically integrated cannabis company and multi-state operator. Since 2011, Harvest has been committed to expanding its retail and wholesale presence throughout the U.S., acquiring, manufacturing, and selling cannabis products for patients and consumers in addition to providing services to retail dispensaries. Through organic license wins, service agreements, and targeted acquisitions, Harvest has assembled an operational footprint spanning multiple states in the U.S. Harvest’s mission is to improve lives through the goodness of cannabis. We hope you’ll join us on our journey: https://harvesthoc.com

Facebook: @HarvestHOC
Instagram: @HarvestHOC
Twitter: @HarvestHOC

Investor and Media Contact:

Christine Hersey, Director of Investor Relations

+1 (424) 202-0210

chersey@harvestinc.com